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                                 WEITZ PARTNERS, INC.

                        Supplement dated June 30, 1997 to the
                           Prospectus dated April 30, 1997

    The following subsection is added on page 9 of the Prospectus to the section titled "Investment Securities". The subsection describes short sales, an investment technique the Fund may use from time to time.

SHORT SALES involve the sale of a security that the Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that the Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Fund may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.
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                                 WEITZ PARTNERS, INC.

                        Supplement dated June 30, 1997 to the
               Statement of Additional Information dated April 30, 1997


The following information supplements certain information set forth in the Statement of Additional Information:

1. On Page 5, the following paragraphs replace and supersede the paragraphs titled WARRANTS AND RIGHTS and INVESTMENT COMPANY SHARES:

    WARRANTS AND RIGHTS Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.

    INVESTMENT COMPANY SHARES The Fund may purchase securities of other investment companies subject to the restrictions of the 1940 Act. The Fund does not intend to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Fund has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value. Investing in the securities of other investment companies indirectly results in the investor paying not only fees of the Fund, but also fees of the other investment company.

2. On page 7, the following paragraph is added to the section titled "Securities and Other Investment Practices":

    SHORT SALES, PUT AND CALL OPTIONS The Fund may engage in short sales and sell put and call options. Short sales involve the sale of a security that the Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that the Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Fund may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

    Options such as puts and calls are contracts giving the holder the right to either buy or sell a

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financial instrument at a specified price before a specified time.  Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless.

3. On Pages 7 and 8, the Fundamental Investment Restrictions listed in paragraphs 8 and 10 are deleted in their entirety as a result of a vote of shareholders at a Special Meeting of Shareholders held on June 2, 1997.